Prudential Insurance Company of America

Supplement dated December 30, 2003
to
Variable Life Insurance Prospectuses dated May 1, 2003

Your prospectus is amended as follows:

As part of our general authority to restrict transfers we recently adopted the following rule:

Effective January 1, 2004, we will allow you to effect up to 20 transfers each calendar year by telephone, fax, electronic means, or by mail. Once that limit has been reached, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail.

After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Currently, certain transfers effected systematically under either a dollar cost averaging or an automatic rebalancing program described in your prospectus do not count towards the limit of 20 transfers. In the future, we way count such transfers towards the limit. In the event of such a change, we will revise or supplement the prospectus.

RestrictionSup1 Ed. 12-2003